                                                                EXHIBIT 99.3


                                   CONSENT


     I anticipate becoming a director of Horizon Healthcare Corporation ("Horizon") upon consummation of the proposed merger of Continental Medical Systems, Inc. with a subsidiary of Horizon, and hereby consent to the reference to me and my becoming a director of Horizon which is included in the Registration Statement on Form S-4 relating to such merger and in the related Joint Proxy Statement/Prospectus included therein, and further consent to the filing of this consent as an exhibit to said Registration Statement.


                                         /s/ ROCCO A. ORTENZIO
                                      ---------------------------
                                             Rocco A. Ortenzio

May 22, 1995

                                   CONSENT


     I anticipate becoming a director of Horizon Healthcare Corporation ("Horizon") upon consummation of the proposed merger of Continental Medical Systems, Inc. with a subsidiary of Horizon, and hereby consent to the reference to me and my becoming a director of Horizon which is included in the Registration Statement on Form S-4 relating to such merger and in the related Joint Proxy Statement/Prospectus included therein, and further consent to the filing of this consent as an exhibit to said Registration Statement.


                                         /s/ ROBERT A. ORTENZIO
                                      ---------------------------
                                             Robert A. Ortenzio

May 22, 1995

                                   CONSENT


     I anticipate becoming a director of Horizon Healthcare Corporation ("Horizon") upon consummation of the proposed merger of Continental Medical Systems, Inc. with a subsidiary of Horizon, and hereby consent to the reference to me and my becoming a director of Horizon which is included in the Registration Statement on Form S-4 relating to such merger and in the related Joint Proxy Statement/Prospectus included therein, and further consent to the filing of this consent as an exhibit to said Registration Statement.


                                         /s/ RUSSELL L. CARSON
                                      ---------------------------
                                             Russell L. Carson

May 22, 1995

                                   CONSENT


     I anticipate becoming a director of Horizon Healthcare Corporation ("Horizon") upon consummation of the proposed merger of Continental Medical Systems, Inc. with a subsidiary of Horizon, and hereby consent to the reference to me and my becoming a director of Horizon which is included in the Registration Statement on Form S-4 relating to such merger and in the related Joint Proxy Statement/Prospectus included therein, and further consent to the filing of this consent as an exhibit to said Registration Statement.


                                         /s/ BRIAN C. CRESSEY
                                      ---------------------------
                                             Brian C. Cressey

May 22, 1995

                                   CONSENT


     I anticipate becoming a director of Horizon Healthcare Corporation ("Horizon") upon consummation of the proposed merger of Continental Medical Systems, Inc. with a subsidiary of Horizon, and hereby consent to the reference to me and my becoming a director of Horizon which is included in the Registration Statement on Form S-4 relating to such merger and in the related Joint Proxy Statement/Prospectus included therein, and further consent to the filing of this consent as an exhibit to said Registration Statement.


                                         /s/ LEROY S. ZIMMERMAN
                                      ---------------------------
                                             LeRoy S. Zimmerman

May 22, 1995